                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K
                                  Amendment #1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

       Date of Report (Date of earliest event reported): January 30, 2002

                                  ------------

                                   ROXIO, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-32373                 77-0551214
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                   Identification Number)

                               455 El Camino Real
                          Santa Clara, California 95050
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 367-3100

                          461 South Milpitas Boulevard
                           Milpitas, California 95035
         (Former name or former address, if changed since last report.)

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     Item 7 of Form 8-K of the Company filed with the Securities and Exchange
Commission on February 12, 2002 is amended to read in its entirety as follows:

"ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of business acquired.

     The audited financial statements and notes thereto of MGI Software Corp. ("MGI") for the years ended January 31, 2001 and 2000, January 31, 2000 and 1999 and the unaudited interim balance sheet as of October 31, 2001 and January 31, 2001 and income statement for the nine month periods ended October 31, 2001 and 2000, which are required by paragraph (a) of Item 7 of Form 8-K with respect to the acquisition of MGI by the Company (the "Acquisition"), are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2.

(b)  Pro forma financial information.

     The pro forma financial information required by paragraph (b) of Item 7 of Form 8-K with respect to the Acquisition is filed as part of this Current Report on Form 8-K/A as Exhibit 99.3.

(c)  Exhibits.

2.1       Purchase Agreement between Roxio CI Ltd. and MGI, dated
          January 30, 2002.*

23.1      Consent of PricewaterhouseCoopers LLP.**

99.1      Press Release issued by the Company on February 1, 2002.*

99.2 Audited financial statements and notes thereto of MGI for the years ended January 31, 2001 and 2000, January 31, 2000 and 1999 and the unaudited interim balance sheet as of October 31, 2001 and January 31, 2001 and income statement for the nine month periods ended October 31, 2001 and 2000.**

99.3      Unaudited pro forma condensed combined financial statements.**"

--------------------
 *Previously filed
**Filed herewith

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2002

                                            Roxio, Inc. (Registrant)

                                            By: /s/ William E. Growney, Jr.
                                                -------------------------------

                                            Name:  William E. Growney, Jr.

                                            Title: Secretary

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                                  EXHIBIT INDEX


Exhibit
  No.       Description of Exhibit
-------     ----------------------
2.1         Purchase Agreement between Roxio CI Ltd. and MGI, dated January 30, 2002.*

23.1        Consent of PricewaterhouseCoopers LLP.**

99.1        Press Release issued by the Company on February 1, 2002.*

99.2        Audited financial statements and notes thereto of MGI for the years ended
            January 31, 2001 and 2000, January 31, 2000 and 1999 and the unaudited interim balance sheet as of October 31, 2001 and January 31, 2001 and income statement for the nine month periods ended October 31,
            2001 and 2000.**

99.3        Unaudited pro forma condensed combined financial statements.**


--------
*  Previously filed
** Filed herewith